HANSBERGER INTERNATIONAL FUND

Supplement dated October 18, 2013 to the Hansberger International Fund Class A, B, C

and Y Prospectus and the Natixis Funds Statement of Additional Information, each dated

May 1, 2013, as may be revised and supplemented from time to time.

On October 18, 2013, the Hansberger International Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.